SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report Pursuant to
Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 10, 2011

YOUNG INNOVATIONS, INC.
(Exact name of registrant as specified in its charter)
MISSOURI
(State or other jurisdiction of incorporation)

000-23213	43-1718931
(Commission File Number)	(I.R.S. Employer Identification Number)

13705 Shoreline Court East, Earth City, MO	63045
(Address of principal executive offices)	(Zip Code)
(314) 344-0010
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 12, 2011 the Company amended the Employment Agreements with Ms. Julia A. Carter, Vice President of Finance and Controller and, Mr. Daniel J. Tarullo, Vice President, by adding (i) a non-compete provision which is in effect during the term of their employment agreements and for one (1) year after termination for “cause” or “voluntary termination without good reason” (provided no "change in control" has occurred) and (ii) a non-solicit provision which is in effect during their term of employment and for one (1) year following the termination.  The amendments are Exhibits 10.1 and 10.2, respectively, to this Form 8-K and are hereby incorporated herein by reference.

On May 12, 2011, the Company amended the Employment Agreement with Mr. Joshua McKey, Vice President, by adding a non-solicitation provision which is in effect during the term of his employment agreement and for one (1) year following the termination.  The amendment is Exhibit 10.3 to this Form 8-K and is hereby incorporated herein by reference.

ITEM 5.07                      SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The annual meeting of shareholders was held on May 10, 2011.  In connection with the meeting, proxies were solicited pursuant to the Securities Exchange Act of 1934.  The following are the voting results on proposals considered and voted upon at the meeting, all of which were described in the Company’s 2011 Proxy Statement.

1.           Votes regarding the persons elected to serve as directors until the annual meeting of shareholders in 2012 or until their successors are duly elected and qualified were as follows:

Nominee	Votes For	Withheld	Broker/Non-Votes
George E. Richmond	7,270,202	181,318	323,613
Alfred E. Brennan	7,079,639	371,881	323,613
Brian F. Bremer	7,245,459	206,061	323,613
Patrick J. Ferrillo, Jr.	7,330,459	121,061	323,613
Richard J. Bliss	7,330,230	121,290	323,613

2.           Advisory votes (non-binding) regarding approval of the compensation of the Company’s named executive officers (say on pay vote):

Votes For	Votes Against	Abstained	Broker/Non-Votes
7,074,254	128,113	249,153	323,613

3.           Advisory votes (non-binding) regarding the frequency of holding the say on pay vote:

1 Year	2 Years	3 Years	Abstained	Broker/Non-Votes
3,119,854	57,747	4,020,615	253,304	323,613

In light of the results of this advisory vote, the Company intends to hold future say on pay votes every three years, until it next holds an advisory vote on the frequency of say on pay votes as required under SEC rules.

4.           Votes regarding ratifying the appointment of Crowe Horwath LLP as our independent auditors for the fiscal year ending December 31, 2011:

Votes For	Votes Against	Abstained	Broker/Non-Votes
7,767,729	5,650	1,754	0

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

Exhibit Number                                Description

10.1	Amendment to Employment Agreement between the Company and Julia A. Carter dated May 12, 2011.

10.2	Amendment to the Amended and Restated Employment Agreement between the Company and Daniel J. Tarullo dated May 12, 2011.

10.3	Amendment to the Amended and Restated Employment Agreement between the Company and Joshua McKey dated May 12, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOUNG INNOVATIONS, INC.
By:	/s/ Arthur L. Herbst, Jr.
Arthur L. Herbst, Jr.
President and Chief Financial Officer

Dated:  May 12, 2011